UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2021

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	Nasdaq Global Select Market
	Warrants to purchase Common Stock	HTZWW	Nasdaq Global Select Market
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

Tender Offer and Consent Solicitation

On November 23, 2021, Hertz Global Holdings, Inc. (the “Company”) issued a press release announcing the commencement of a tender offer to purchase all of its issued and outstanding Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Shares”), at a price of $1,250.00 per Series A Preferred Share, in cash, less any applicable withholding taxes (the “Offer”).

Concurrently with the Offer, the Company is also soliciting consents (the “Consent Solicitation”) from holders of the Series A Preferred Shares to amend (the “Proposed Amendment”) the certificate of designation of the Series A Preferred Shares (as amended to date, the “Certificate of Designation”) from and after the effective date of the Proposed Amendment to eliminate Section 8(b)(viii) of the Certificate of Designation. Section 8(b)(viii) of the Certificate of Designation currently provides that, without the affirmative vote or consent of holders of a majority of the Series A Preferred Shares outstanding at such time, the Company cannot make certain Restricted Payments (as defined in the Certificate of Designation) and certain of the Company’s Unrestricted Subsidiaries (as defined in the Certificate of Designation) cannot make certain payments in respect of Junior Stock (as defined in the Certificate of Designation), including any purchase thereof or acquisition thereof for value.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Tender Offer Statement

This communication and the press release included as Exhibit 99.1 are for informational purposes only. They are not a recommendation to buy or sell the Series A Preferred Shares or any other securities, and they are neither an offer to purchase nor a solicitation of an offer to sell the Series A Preferred Shares or any other securities. The Company has filed a tender offer statement on Schedule TO, including an offer to purchase, letter of transmittal and consent and related materials, with the United States Securities and Exchange Commission (the “SEC”). The Offer and Consent Solicitation are only being made pursuant to the offer to purchase, letter of transmittal and consent and related materials filed as a part of the Schedule TO, as they may be amended or supplemented. Stockholders should read carefully the offer to purchase, letter of transmittal and consent and related materials because they contain important information, including the various terms of, and conditions to, the Offer and Consent Solicitation. Stockholders and investors may obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, letter of transmittal and consent and other documents that the Company has filed with the SEC at the SEC’s website (www.sec.gov) or from the Company, by phone at (239) 301-7000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

Exhibit Number	Title

99.1	Press Release, dated November 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION (each, a Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date: November 23, 2021